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                                                                   EXHIBIT 10.38

                          TRANSKARYOTIC THERAPIES, INC.

         Amendment to Amended and Restated 1993 Long-Term Incentive Plan

              Approved by the Board of Directors on June 30, 2004

1. Section 7.2(f) of the Amended and Restated 1993 Long-Term Incentive Plan is deleted in its entirety and the following section is inserted in lieu thereof:

            "7.2 (f) Transferability. Except as the Committee may otherwise determine or provide in an Award, Awards shall not be sold, assigned, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Option, pursuant to a qualified domestic relations order, and during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees."

2. Section 13.2 of the Amended and Restated 1993 Long-Term Incentive Plan is deleted in its entirety and the following section is inserted in lieu thereof:

            "13.2 Reorganization and Change in Control Events.

                  (1)   Definitions

                        (a)   A "Reorganization Event" shall mean:

                             (i) any merger or consolidation of the Company with or into another entity as a result of which all the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled; or

                             (ii) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction.

                        (b)   A "Change in Control Event" shall mean:

                             (i) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), of beneficial


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                                    ownership (within the meaning of Rule 13d-3
                                    promulgated under the Exchange Act) of any capital stock of the Company if, after such acquisition, such Person would beneficially own 50% or more of the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control:

                                   (A)     any acquisition directly from the
                                           Company (excluding an acquisition
                                           pursuant to the exercise, conversion
                                           or exchange of any security
                                           exercisable for, convertible into or
                                           exchangeable for common stock or
                                           voting securities of the Company,
                                           unless the Person exercising,
                                           converting or exchanging such
                                           security acquired such security
                                           directly from the Company or an
                                           underwriter or agent of the Company),

                                   (B)     any acquisition by any employee
                                           benefit plan (or related trust)
                                           sponsored or maintained by the
                                           Company or any corporation controlled
                                           by the Company, or

                                   (C)     any acquisition by any corporation
                                           pursuant to a Business Combination
                                           (as defined below) which complies
                                           with clauses (A) and (B) of
                                           subsection (iii) of this definition;
                                           or

                             (ii) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term "Continuing Director" means at any date a member of the Board (A) who was a member of the Board as of June 30, 2004 or (B) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that

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                                    there shall be excluded from this clause (B)
                                    any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

                             (iii) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied:

                                   (A)     all or substantially all of the
                                           individuals and entities who were the
                                           beneficial owners of the Outstanding
                                           Company Voting Securities immediately
                                           prior to such Business Combination
                                           beneficially own, directly or
                                           indirectly, more than 50% of the
                                           combined voting power of the
                                           then-outstanding securities entitled
                                           to vote generally in the election of
                                           directors of the resulting or
                                           acquiring corporation in such
                                           Business Combination (which shall
                                           include, without limitation, a
                                           corporation which as a result of such
                                           transaction owns the Company or
                                           substantially all of the Company's
                                           assets either directly or through one
                                           or more subsidiaries) (such resulting
                                           or acquiring corporation is referred
                                           to herein as the "Acquiring
                                           Corporation") in substantially the
                                           same proportions as their ownership
                                           of the Outstanding Company Voting
                                           Securities immediately prior to such
                                           Business Combination, and

                                   (B)     no Person (excluding any employee
                                           benefit plan (or related trust)
                                           maintained or sponsored by the
                                           Company or by the Acquiring
                                           Corporation) beneficially owns,
                                           directly or indirectly, 50% or more
                                           of the combined voting power of the
                                           then-outstanding securities of such
                                           corporation entitled to vote
                                           generally in the election of


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                                           directors (except to the extent that
                                           such ownership existed prior to the
                                           Business Combination).

                        (c) "Good Reason" shall mean any significant diminution in the Participant's title, authority, or responsibilities from and after the occurrence of a Reorganization Event or Change in Control Event, as the case may be, or any reduction in the annual cash compensation payable to the Participant from and after such Reorganization Event or Change in Control Event, as the case may be, or the relocation of the place of business at which the Participant is principally located to a location that is greater than 50 miles from its location immediately prior to such Reorganization Event or Change in Control Event.

                        (d) "Cause" shall mean any (i) willful failure by the Participant, which failure is not cured within 30 days of written notice to the Participant from the Company, to perform his or her material responsibilities to the Company or (ii) willful misconduct by the Participant which affects the business reputation of the Company.

                  (2)   Effect on Options

                        (a) Reorganization Event. Upon the occurrence of a Reorganization Event (regardless of whether such event also constitutes a Change in Control Event), or the execution by the Company of any agreement with respect to a Reorganization Event (regardless of whether such event will result in a Change in Control Event), the Commitee shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); provided that if such Reorganization Event also constitutes a Change in Control Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, such assumed or substituted options shall become immediately exercisable in full if, on or prior to the date 18 months after the date on which the Reorganization Event is consummated, the Participant's employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation. For purposes hereof, an Option shall be considered to be

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                              assumed if, following consummation of the
                              Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

                                     Notwithstanding the foregoing, if the
                              acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, the Committee shall, upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Reorganization Event and will terminate immediately prior to the consummation of such Reorganization Event, except to the extent exercised by the Participants before the consummation of such Reorganization Event, which period of exercisability shall not be less than 20 days or more than 60 days; provided, however, that in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Reorganization Event (the "Acquisition Price"), then the Committee may instead provide that all outstanding Options shall terminate upon consummation of such Reorganization Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount, if any, by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then

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                              exercisable), exceeds (B) the aggregate exercise
                              price of such Options.

                        (b) Change in Control Event that is not a Reorganization Event. Upon the occurrence of a Change in Control Event that does not also constitute a Reorganization Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, each such Option shall become immediately exercisable in full if, on or prior to the date 18 months after the date on which the Change in Control Event is consummated, the Participant's employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation.

                  (3)   Effect on Restricted Stock Award

                        (a) Reorganization Event that is not a Change in Control Event. Upon the occurrence of a Reorganization Event that is not a Change in Control Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

                        (b) Change in Control Event. Upon the occurrence of a Change in Control Event (regardless of whether such event also constitutes a Reorganization Event), except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, each such Restricted Stock Award shall immediately become free from all conditions or restrictions if, on or prior to the date 18 months after the date on which the Change of Control Event is consummated, the Participant's employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation.